Exhibit 99.1

Disclosure Statement Pursuant to the Pink Basic Disclosure Guidelines NEW FRONT IER ENERGY, INC. 5764 N Orange Blossom Trail , PMB6000 Orlando, Florida 328 10 631 - 747 - 0117 invest @devil donut z.com SIC Code: 7310 Annual Report For the period ending February 28, 20 23 (the "Repor t ing Period") Outstanding Shares The number of shares outstanding of our Common Stock was : 79,786,517 s hare s of common stock as of February 28, 2023. 74,786,517 s hare s of common stock as of February 28, 2022. As of February 28, 2023, the number of Series A Preferred Stock outstanding was one (I) shares, which i s convertible into 80% of the then - outstanding s hare s of Common Stock and has 80% voting r ig h ts . Shell Status Indicate by check mark whether the com p any i s a shell company (as defined in Rule 405 of the Securities Act of 1933 , Rule 12b - 2 of the Exchange Act of I 934 and Rule 15c2 - l I of the Exchange Act of I 934): Yes: Ƒ No: Indicate by check mark whether the company's shell status has changed s ince the p revious reporting period: Yes: No: Ƒ Change in Control Indicate by check mark whether a Change in Control 1 of the company has occurred over this reporting period: Yes: Ƒ No: ' · ' Change in Control" s hall mean any events resulting in: (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the "benefic ial owner" ( as defined i n Rule 13d - 3 of th e Exchange Act) , directly or indirectl y, of securi ti es of th e Company repre se ntin g fifty percent (5 0%) or m o re of the total voting power represented by the Co mpany 's then outstan ding voting securities: (ii) The consummation of th e sale or disposition by the Company of all or s ub stantially all of the C o mpany's as se ts : (iii) A change in the composi ti on of the Board occurring with in a two (2) - yea r period. as a res ult of which fewer than a majority of th e d i rect o r s are directo r s immediatel y prior to such change : or (iv) The consummation ofa mer ge r or consolidation of the Com pan y with a n y ot h e r corporatio n , ot he r than a mer ge r or consolidation which wo u ld result i n the voting secur i ties o f th e Company outstanding imm ed iat ely p ri or the reto continuing to r epresent (e ither b y r maining o utstanding or by being converted into vot in g sec uriti es of t he surviving entity o r its parent) at least fifty percent (50%) of the total vot i ng power represen ted by the voting securities o f t he Com pan y or such survivi ng entity o r it s parent o utstanding imm ediately afte r such merger or consolidation.

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2 I) Name and address(es) of the issuer and its predecessors (if any) In answering this it e m , provide the current name of the issuer any names used by predecessor entities, along with the dates of the name changes. The Company was organized under the laws o f the S t ate of Col o rado as Storag e Finders . com, Inc . on January 7 , 2000 . In March 2001 , our corporate name changed to New Frontier Energy, Inc . and our company commenced operations in the oil and gas industry through the acquisition of all of the outstanding s hares of Skyline Resources, Inc . Skyline operated as our subsidiary through the close of business on February 28 , 2005 , a t which time it wa s merged into our company . From the fourth quarter of 2014 until April 26 , 2021 , we were a "shell company . " Our management believes that we became a shell company at such time as the oil and gas business ope r ated by o u r company ' s prior management into the fourth quarter of 2014 failed . Such prior management, then, abandoned our co mpany . This extended period of our being a shell company included a custodial period that extended from December 30 , 2020 , to April 26 , 2021 , during which our custodian revived our company . On April 26 , 2021 , our former sole officer a nd director , Elliott Polatoff , acquired control of our company from Rhonda Keaveney, the principal of our former c ustodian, Small Cap Compliance LLC . Following this change in control, our Board of Directors determined to enter the rea l estate development and management business . Through August 2022 , we made small investments in three real estate properties located in Florida, which have since been divested . On January 16 , 2022 , our current sole officer and director , Richard Edelson, acquired control of our company from Mr . Polatoff . In September 2022 , Mr . Edelson sold control of our company to Fabian G . Deneault, United Energy Corp . (Brian Guinn ; trading symbol : UNRG), Steel Sporran, LLC (Eric Newlan) and Real Transition Capi tal, LLC (Andrew Van Noy), but remained our sole officer and director . In connection wit h this change in contro l, we acquired the rights to technologies useful in the mining of oil shale . In March 2023 , we acquired CareOne, LLC , a Utah - based prov i de r of debt counselling services . The state of incorporation or registration of the issuer and of each of its p r edec essor s (if any) during the past five years; Please also include the issuer's current standing in its state of incorporation (e.g . act i ve, d efau lt , inact i ve): The Company is a Colorado corporation and i s Act ive and i n Good Standin g in the State of Nevada. Describe any trading suspension orders issued by t he SEC concerning the issuer or its predecessors since inception: None. List any stock split, stock divid e nd , recapitalization, merger, acq u isit i o n , spin - off, or reorganization either currently anticipated or that occurred within the past 12 months: Effective March 23 , 2023 , the Company acquired Care One, LLC, a Utah lim i ted liability company ("CareOne"), a financial services company that offers debt resolution solutions to individuals struggling with debt that operates as "CareOne Debt Relief . " At December 31 , 2022 , Care One had cash of $ 12 , 000 (unaudi ted) and, for the year ended December 31 , 2022 , CareOne generated revenues of $ 600 , 000 (unaudited) . The address(es) of the issuer's principal executive office: 5764 N Orange Blossom Trail, PMB6000, Orlando, Flori da 32810 The address(es) of the issuer's principal place of business: Check if principal executive office and principal place of business are the same address : NIA

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3 Has th e issuer or any of its predece ssors been in bankruptcy, receivership, or any similar p r oceeding in the pa s t five years? No: Ƒ Yes: If Yes, provide additional details below: Our company was the subject of a custodianship from December 30, 2020, to April 26, 2021, during which our custodian , Small Cap Compliance (Rhonda Keaveney), revived our company. 2) Security I nformation Transfer Agent Name: Issuer Direct Corporation Phone: 801 - 272 9294 Email: K.rista.Riley@issuerdirect.com Address: Murray Hollada y Rd Suite I 00, Salt Lake City, Utah 84117 Publicly Quoted or Traded Securities The goal of this section i s to provide a clear understanding of the share informalion for its publicly quo t ed or traded equity securities. Use th e fields below to provide th e information, as applicable , for all outstanding classes of securities that are publicly traded/quoted. Trading symbol: Exact title and class of securities outstanding: CUSIP: Par or stated value: Total shares authorized: Total shares outstanding: Total number of shareholders of record: NFEI Common Stock 64439S303 $.001 I ,000,000,000 as of date: February 28, 2023 79,786,517 as of date: February 28, 2023 178 as of date: February 28, 2023 A II additional class( es) of publicly quoted or traded securities (if any): Trading sym bol: Exact title and class of securities outstanding: CUSIP: Par or stated value: Total shares authori ze d: Total shares outstanding: To t al number of shareho lder s of record : NIA --- - as of date: asofdate: asofdate: Trading symbol: Exact title and class of securities outstanding: CUS IP: Par or stated va lue : Total shares authorized: Total s hare s outstanding: Total number of shareholders of record: N I A as of date: as of date: as ofdate: Other classes of authorized or outstanding equity securities : The goal of this section is to provide a clear understanding of th e share information for its other classes of authorized or outstanding equity securities (e . g . preferred shares) . Use the fields below to provide the information, as applicable, for all other authorized or ou tstandin g equity securities .

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Exact title and class of the security:	**Series A Preferred Stock**
CUSIP (if applicable):	**N/A**
Par or stated value:	**$.001**
Total shares authorized:	1 as of date: February 28, 2023
Total shares outstanding (if applicable):	1 as of date: February 28, 2023
Total number of shareholders of record	4 as of date: February 28, 2023

Security Description:

The goal of this section is to provide a clear understanding of the material rights and privileges of the securities issued by the company. Please provide the below information for each class of the company's equity securities, as applicable:

1. For common equity, describe any dividend, voting and preemption rights.

The holders of our common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders, including the election of directors. Generally, all matters to be voted on by shareholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our common stock that are present in person or represented by proxy. Except as otherwise provided by law, amendments to our Articles of Incorporation generally must be approved by a majority of the votes entitled to be cast by all outstanding shares of our common stock. Our Article of Incorporation does not provide for cumulative voting in the election of directors. Holders of our common stock will be entitled to such cash dividends as may be declared from time to time by the Board from funds available. Holders of our common stock have no preemptive rights to purchase shares of our common stock. The issued and outstanding shares of our common stock are not subject to any redemption provisions and are not convertible into any other shares of our capital stock. Upon our liquidation, dissolution or winding up, the holders of our common stock will be entitled to receive pro rata all assets available for distribution to such holders.

We have never declared or paid any cash dividends on our common stock.

2. For preferred stock, describe the dividend, voting, conversion, and liquidation rights as well as redemption or Sinking fund provisions.

Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock has the following voting rights: each share of Series A Convertible Preferred Stock shall have voting rights equal to four times the sum of both (1) all shares of our common stock issued and outstanding at time of voting and (2) all other preferred stock voting rights. Holders of Series A Convertible Preferred Stock shall not be entitled to receive dividends paid on our common stock. Dividends paid to holders of the Series A Convertible Preferred Stock are at the discretion of our Board of Directors. Upon the liquidation, dissolution and winding up of our company, whether voluntary or involuntary, holders of the Series A Convertible Preferred Stock are not entitled to receive any of our assets. Each share of Series A Convertible Preferred Stock shall be convertible, at the option of the Holder, into four times the sum of both (1) all shares of Common Stock issued and outstanding at time of voting and (2) all other Preferred Stock's voting rights.

3. Describe any other material rights of common or preferred stockholders.

None.

4. Describe any material modifications to rights of holders of the company's securities that have occurred over The reporting period covered by this report.

There have been no material modifications to rights of holders of the company's securities that occurred over the reporting period covered by this report.

3) Issuance History

The goal of this section is to provide disclosure with respect to each event that resulted in any changes to the total shares outstanding of any class of the issuer's securities **in the past two completed fiscal years and any subsequent interim period**.

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Disclosure under this item shall include, in chronolog ical order, all o fferings and issua n ces of securities, including debt convertib l e into equity securit ie s , whether private or public , and all shares, or any o the r securities or options to acquire such securities, issued for serv ic es . Using the tabular format be low, please describe these events . A. Changes to the Number of Outstanding Shares Indicate by check mark whether there were any changes to the number of o uts tand i ng share s with in the past two completed fisca l years: No: Ƒ Yes: (gj (If yes , you must complete the tab l e below ) Shares Outstanding as of Second Most Recent Fiscal Year End: Qnenlng Balance *Right - click the rows below and select · ·Jnsert" to add rows as needed. Date 2/29 1 2020 Common: 74 7 86 517 Preferred: Q Date of Transaction Transaction type (e.g. new issuance cancellation, shares returned to treasury) I Exemption or Restricted or Reason for Individual/ Entity We re the V alue of C lass of Number of Regist rat ion U nrestricted s hare issuance Shares \ \ .'ere i ssued to sh:1res issued shares S e c u r itie s Shares I ss ued Type. as of this (e.g. for cash or (entities must have ar , 1 d i scoun t is s u e d (or cancelled) filing . debt conversion) individual with to market ($/per - OR - , · otin2 / i nvestment Jll'ke M th e share) at lssu:111ce control disclosed). I t i m e of issuance'! \ \ 'esf. \ o) Nature of Services Provided I 04/14/2021 New issuance l $ - l5 000 ., I S111dll Cap Pavment fQ r Restricted Series A Convertible Co,., 1u 1 ia 11c e LLC c11stod i anshiQ I J Rhur.Qa Kea,ene l fees Preferred Slfil. I 08 / 17 1 2021 New Issuance 5 000 000 $50 000 Taconic Q r Q u p LLC Free - trading Regulat io n A Ye - i . I Stock S ub cription 5 I ( Rohe,, Grinberg ) I I Shares Outs tand ing on Date of This Repon : E nding Balance : Date 2128/23 Common: 79 786 5 1 7 Preferred: I Example: A company with a fiscal year end of December 3 I st. . in addressing t h i s item for its Annual Report, wou l d include any events that resulted in changes to any class of its outstanding shares from t h e per i od be gin ning on Jan uary 1 , 2021 through December 31, 2022 pursuant to the tabular fo 1 mat above. Use the space below to provide any addition al details, i n c luding foot notes to the table ab ove : B. Promissory and Convertible Notes Indicate by check mark whether the r e are any outstan di ng prom i ssory o . nve r tiblc note s , c o n v ertib le deben t ures , or any other debt in stru ments that may be converted i nto a class of the issuer's equity securities: No: Ƒ Yes: (gj (If yes, you must comp le te the table bel ow )

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6 Reason for Issuance (e.g . Loan, Serv i ces , etc.) Name of No re ho ld er (entities must have individua l with voting/ investment control di s cl o sed) . C on ve r s ion Terms (e.g. pricing mech:.lnism for determining conversion of instrument to s hares) Maturity Date I nterest Accrued ( $ ) Principal Amount at Issuance ($) Outstanding Balance (S) Date of Note I ss u ance Operating Expenses Giga Ventures LLC (Saman Safani) tf h e co 1n e1sio n pric(.: shall bl! fixc:J at 1$0 . 007 5 per s h ar e: prO \ i ded . ho weve r. fS h o u l d thi rivte b.! com,ent.!d ulto O ffo n: d Shares. t h e convers,on price shall be fixed at he offering price he reu n de r . S0.0I. l 1 18 r 23 20.000 1 00 , 000 120,000 1 /18 / 22 Loan T ouchs t o ne Enviro S ol ut i ons, Inc . ( Fabian Deneault) h'he conversion price shall be fixed at S0.0075 per share: provided, ho \ \ ever. th,, 6 1 2 3 1 23 500 3.500 4,00 0 6 / 29 /2 2 1 , h ould note be comened mto Offored Sha1c:,. t111,;: Oll \ .!!1s1011 pnc1,; sha ll be lixed at ihe 01Ycn11 µnee hereunder. $0.0 1 . Use the space below to provide any additional details, in clud in g foomores to the table above: 4) Issuer's Business, P ro d ucts and Services The purpose of this section i s to provide a clear description of th e issuer's current operations. (Please ensure that these descriptions are updated on the Comp a n y ' s Profile on w ww . o tcm arkets.com) . A. Summarize the iss u er' s business operations (If the issuer does not have current operations, state "no operations") Change in "Shell" Status - Business Operations Status Change . As of the quarterly report for the period ended August 31, 2022, the Company showed no revenues and minimal operating expenses, primarily attributed to gen e ral and administrative co sts . The Company believes that its financial s t atements for the period ended August 31 , 2022 , represented those of a ''shell company." R.A.MS. In September 2022, the Company entered the o i l shale extr act i on industry, with its business centered around a technology known as Resonance And Micronization S y st e m (R . A . M . S . ) which it has s ub li c en s ed , on an exclusive basis, from United Energy Corp. (OTC: UNRG), with the consent of the master li cen s e holder. Since such date, and du e to pol i cie s implemented by the current adm i n i stration , the Company has struggled to obtain s u ffic i e n t capital with which to exploit the R . A . M . S . te chn o l ogy . However . it continues t h e s e efforts . and remains e ngaged in its R . A . M . S . - r elated business activities as it seeks capital for this important b u sin e s s opportunity . Upo n commencement of i t s R.A.M.S. - related efforts. the Company ceased being a · ' s hell company." CareOne. Effective March 23, 2023, the Company acquired Care One, LLC, a U tah l i mi t ed liability company ("Ca r eOne " ) , a financial serv i ces company that offers debt resolution solutions to in d i vidua l s struggling w it h debt that operates as "CareOne Debt Relief." At December 31, 2022 , Care One had cash o f$ 1 2 , 000 ( u n a u dite d ) and, for the year ended December 3 1 , 2022, CareOne generated revenues of$600 , 000 (unaudited). Business Operations . R.A.MS. In September 20 2 2 , the C o m pa n y entered the oil shale extr ac tio n industry, with its business centered around a tec hn o l ogy known as Resonance And M i c roniz at i o n System (R.A.M.S.) w h i ch it has s ub li ce n se d , on an exc lu sive bas i s , from United Ene r gy Corp. (OTC: UNRG), with the consent of the master license holder. Since such da t e , the Company has lacked s u ffic i ent cap i t a l

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with which to exploit the R.A.M.S. technology. However, it continues to be engaged in its business activities as it seeks capital for this business opportunities.

The micronized R.A.M.S. technology is able to remove from shale rock either pollutants or kerogen, the coveted precursor to crude oil, in seconds and minutes versus hours and days. It reduces levels of emissions and toxic materials many times over that of conventional processes.

In the energy industry, separating raw oil shale and kerogen, the crude oil precursor, is of particular interest. Resonance disintegration technology is considered "clean removal." It is performed before the retorting, or heating process, and retains the natural composition without activating toxic elements. This results in a purer product and greater yield of shale oil over conventional methods.

Until recently, removing oil from shale rock relied on crushing, pulverizing, and grinding milling processes using high-impact machines. In contrast, the resonance disintegration technology causes materials to be liberated from within, maintaining the integrity of the original material while protecting nearby groundwater.

Kerogen Capture. Although oil shale itself does not contain oil, it possesses the precursor to crude oil – an organic material called kerogen. The goal is to remove the kerogen. When kerogen is heated it can be converted to synthetic crude oil and other derivatives. Using this technology, the kerogen is shattered from within the shale matrix instead of being ground or crushed.

The fine particles enable the coveted separation of the oil from the mineral solids. Because only the kerogen is heated and not the solid particles, the amount of energy expended in the retorting process is drastically reduced from conventional methods. Another economic benefit.

Conventional oil shale mining requires a process called retorting. This involves heating organic shale to about 900 degrees F after which it decomposes into gas, a solid residue, and condensable oil. If this process takes place while the shale is still in the ground, it is known as "in situ" mining. This necessitates an explosive to create injectable spaces or voids, hydraulic pressure, and an injection of hot fluids. The downsides of this method are low efficiency rates of recovery, collapsing surfaces, and the potential for groundwater contamination.

Another method of processing oil shale is called, "ex situ" mining. During this method, oil shale is first extracted from the Earth by surface or through underground mining. Once above ground, the rock is crushed, and then retorted to release the shale oil. This method is able to recover up to 90% of the oil shale reserves. After the complex procedure of pulverizing the ore, the oil and organic materials are finally separated during the heating process.

When complete, the remaining solid material is 20 – 30% greater in bulk than initially. Most of the retorted shale can be disposed of in the original mine, but the remaining increased volume will need to be trucked to other disposal sites. As a result, both the environment and operating costs are negatively affected.

Cleaner, Purer, Cheaper, A New Frontier. However, using R.A.M.S. for that same mine, by separating the kerogen before the retorting process, the oil yield is much higher from the concentrated kerogen. Also, expansion of the mineral matter does not occur and it could be returned in whole to the site from where it was mined. The need for above ground disposal would be eliminated, reducing operating costs while benefitting the environment.

Generative pulsating resonances break down, or disintegrate, biomass materials near their natural fracture sites. Particles are reduced to submicronic or granular size, in under a second in many cases, via vortex-generated shearing forces and shock waves.

No physical contact is needed, and costs are significantly reduced compared to conventional processes. The technology will work on hundreds of materials. Each material has a unique frequency for the best results of disintegration. Currently most of those materials are destroyed by conventional pulverization methods.

CareOne. Effective March 23, 2023, the Company acquired Care One, LLC, a Utah limited liability company (CareOne), a financial services company that offers debt resolution solutions to individuals struggling with debt that operates as "CareOne Debt Relief." CareOne's website is located a www.careonecredit.com.

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CareOne Debt Relief. A free consultation is provided to evaluate each client's financial situation and create a customized plan to help them reduce their debt and achieve financial stability. CareOne offers a range of resources and tools to help clients manage their finances and make informed decisions about their debt. CareOne does not charge its clients for its services; CareOne derives its revenues from third-parties with whom it works to assist their struggling clients.

> Debt Consolidation, Debt Settlement, Debt Relief Planning Services
> Our founder Bernie Dancel has been in debt, just like you. He actually filed for bankruptcy in his early 20s. This experience made him want to help others get out of debt and drove him to found CareOne. He started by taking phone calls from people who were in debt and not sure what to do next. He would sit at his kitchen table at odd hours, and help people from all over look at their budgets and decide on the right next step. CareOne is different because we've been there. We know what being in debt feels like, and we're here to help you take this challenge head on. Our providers have helped over 5 million people, and we want to help you too.

B. List any subsidiaries, parent company, or affiliated companies.

Currently, we have one subsidiary: CareOne, LLC, a Utah limited liability company.

C. Describe the issuer's principal products or services.

The Company has entered the oil shale extraction industry, with its business centered around a technology known as Resonance And Micronization System (R.A.M.S.) which it has sublicensed, on an exclusive basis, from United Energy Corp. (OTC: UNRG), with the consent of the master license holder.

The Company, through CareOne, a financial services company that offers debt resolution solutions to individuals struggling with debt that operates as "CareOne Debt Relief." CareOne's website is located a www.careonecredit.com.

5) Issuer's Facilities

The goal of this section is to provide a potential investor with a clear understanding of all assets, properties or facilities owned, used or leased by the issuer and the extent in which the facilities are utilized.

In responding to this item, please clearly describe the assets, properties or facilities of the issuer, give the location of the principal plants and other property of the issuer and describe the condition of the properties. If the issuer does not have complete ownership or control of the property (for example, if others also own the property or if there is a mortgage on the property), describe the limitations on the ownership.

If the issuer leases any assets, properties or facilities, clearly describe them as above and the terms of their leases.

Our corporate headquarters in Orlando, Florida, is located in a limited amount of office space at a nominal cost. We own no real property.

6) Officers, Directors, and Control Persons

Using the table below, please provide information, as of the period end date of this report, regarding any officers, or directors of the company, individuals or entities controlling more that 5% of any class of the issuer's securities, or any person that performs a similar function, regardless of the number of shares they own. **If any insiders listed are corporate shareholders or entities, provide the name and address of the person(s) beneficially owning or controlling such corporate shareholders, or the name and contact information (City, State) of an individual representing the corporation or entity in the note section.**

Include Company Insiders who own any outstanding units or shares of any class of any equity security of the issuer.

The goal of this section is to provide an investor with a clear understanding of the identity of all the persons or entities that are involved in managing, controlling or advising the operations, business development and disclosure of the issuer, as well as the identity of any significant or beneficial shareholders.

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Name of Officer, Director or Control Person	Affiliation with Company (e.g., Officer Title, Director, Owner of More Than 5%	Residential Address (City/State Only)	Number of Shares Owned	Share Type/Class	Ownership Percentage of Class Outstanding	Note
Richard Edelson	Sole Director, Chief Executive Officer and Secretary	Dix Hills, New York	-0-	Common Stock	0%	
Fabian G. Deneault	5% Owner	Ronan, Montana	0.25	Series A Convertible Preferred Stock	25%	See Note A
United Energy Corp. (Brian Guinn, CEO)	5% Owner	Plano, Texas	0.25	Series A Convertible Preferred Stock	25%	See Note A
Steel Sporran, LLC (Eric Newlan)	5% Owner	Flower Mound, Texas	0.25	Series A Convertible Preferred Stock	25%	See Note A
Real Transition Capital, LLC (Andrew Van Noy)	5% Owner	Salt Lake City, Utah	0.25	Series A Convertible Preferred Stock	25%	See Note A
Note A	The single share of Series A Convertible Preferred Stock has the right to 80% of the votes in all matters requiring shareholder approval.					

7) Legal/Disciplinary History

A. Identify whether any of the persons or entities listed above have, in the past 10 years, been the subject of:

1. A conviction in a criminal proceeding or named as a defendant in a pending criminal proceeding (excluding traffic violations and other minor offenses);

   None.

2. The entry of an order, judgment, or decree, not subsequently reversed, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, barred, suspended or otherwise limited such person's involvement in any type of business, securities, commodities, or banking activities;

   None.

3. A finding or judgment by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, the Commodity Futures Trading Commission, or a state securities regulator of a violation of federal or state securities or commodities law, which finding or judgment has not been reversed, suspended, or vacated; or

   None.

4. The entry of an order by a self-regulatory organization that permanently or temporarily barred, suspended, or otherwise limited such person's involvement in any type of business or securities activities.

   None.

B. Describe briefly any material pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the issuer or any of its subsidiaries is a party or of which any of their property is the subject. Include the name of the court or agency in which the proceedings are pending, the date instituted, the principal parties thereto, a description of the factual basis alleged to underlie the proceeding and the relief sought. Include similar information as to any such proceedings known to be contemplated by governmental authorities.

None.

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10 8) Third Party Service Providers Provide the name, address, t elephone number and email address o f each of th e follo wi ng outside providers. You may add additional space as needed. Securities Counsel (must include Counsel preparing Attorney Letters) Name: Address I: Address 2: Phone: Email: Eric Newlan, Esq. Newlan Law Fi1m, PLLC 2201 Long Prairie Road , Suite 107 - 76 2 Flower Mound, Te xas 75022 940 - 367 - 6154 eric@newIanplle.com Accountant or Auditor Name: Address 1: Address 2: Phone: Email: Richard Edelson 1050 West Jericho Turnpike Smithtown, New York I 1787 631 - 747 - 0 117 rich@getotccurrent.com Investor Relations Name: Firm: Address 1: Address 2: Phone: Email: All other means of investor Communication: Twitter: Discord: Linkedln Facebook: [Other] @NFEI_Info Other Service Providers Provide the name of any other service provider(s ) that assisted , ad v ised, prepared , or provid ed information with re spect to this disclosure statement. This includes coun se l , broker - d ealer(s), advisor(s \ consultant(s ) o r any entity / individual that provided assistance or serv ic es to the issuer during the report ing period. Name: Finn: Nature of Services: Address I: Address 2: Phone: Email:

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9) 11 Financial Statements A. The following financial statements were prepared in accordance with: Ƒ IFRS l8l U.S. GAAP B. The following financial statements were prepared by (name of ind i vidua l )2 : Name: Tit le: Relationship to Issuer: Richard Edelson CEO and CFO Officer of the Company Describe the qualifications of the person or persons who prepared the financial statements : Mr. Edelson is experienced in the collection of financial information and the preparation of financial statements. Provide the following financial statements for the mos t recent fiscal year or quarter. For the initial disclosure statement ( qualifying for Pink Current Infonnation for the first time) please provide reports for the two previous fiscal years and any subsequent interim periods. a. b. c. d. e. f. Audit letter , if audited; Balance Sheet; Statement of Income; Statement of Cash Flows; Statement of Retained Earnings (Statement of Changes in Stockholders· Equity) Financial Notes I CERTIFICATION PAGE FOLLOWS] 2 The financial statements requested pursuant to this item must be prepared in accordance with US GAAP or IFRS and by persons with sufficient financial skills.

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10) Issuer Certification

Principal Executive Officer:

The issuer shall include certifications by the chief executive officer and chief financial officer of the issuer (or any other persons with different titles but having the same responsibilities) in each Quarterly Report or Annual Report.

The certifications shall follow the format below:

I, Richard Edelson, certify that:

1. I have reviewed this Disclosure Statement for **New Frontier Energy, Inc.**;

2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

Dated: March 24, 2023

/s/ Richard Edelson
Chief Executive Officer

Principal Financial Officer:

I, Richard Edelson, certify that:

1. I have reviewed this Disclosure Statement for **New Frontier Energy, Inc.**;

2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

Dated: March 24, 2023

/s/ Richard Edelson
Chief Financial Officer

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Current: $ 22,789 854 $ Cash 250,000 Real estate investments 175,000 Operating license 272,789 175,854 Total Current Assets New Frontier Energy, Inc. Balance Sheets (unaudited) February 28, 2023 February 28, 2022 Assets Total Assets $ 175,854 $ 272,789 Liabilities Cur re n t: $ 402,777 $ 66,045 Accru ed expenses 175,000 Loan payable 9,137 11 , 487 Accrued interest 101,367 104,867 Convert i ble notes payable, net 211,785 Notes payable - related parties 725,066 357,399 Total Current Liabilities Stockholders' Deficiency Class A Common stock ($ . 00 1 par value, 1.000.000.000 shares authorized, 79 ,78 6,517 and 74,786,517 shares issued and 74,787 79,787 outstanding as of February 28, 2023 and February 28, 2022, respectively Series A preferred (1 share issued and outstanding at February 28, 2023 and 2022 16,102,213 16,509,930 Additional paid in capital (16,629,277) (16,771,262) Accum ulateo deficit (452,277) (181,545) $ 272,789 $ 175,854 Total Liabilities & Stockholder's (Equity/Deficit)

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New Frontier Energy, Inc.
Statements of Operations
(Unaudited)

	For the years ended February 28, 2023	For the years ended February 28, 2022
Net Revenues		
Revenues from sales	$ 4,622	$ 4,918
Total Revenues	4,622	4,918
Cost and Operating Expenses		
Accounting	8,860	-
Bank service charges	25	-
Consulting fees	62,500	-
Exchange fees	3,500	-
Interest expense	11,487	14,706
Legal fees	8,000	35,000
Office expense	174	2,874
Officer compensation	-	402,777
Professional fees	43,000	-
Software	1,314	-
Transfer agent fees	6,045	-
Travel expense	1,702	1,837
Total expenses	146,607	457,194
Other Income/(Expense)		
Legal settlement	-	-
Net Loss	$ (141,985)	$ (452,276)

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New Frontier Energy, Inc.
Statement of Changes in Stockholders' Deficiency
(Unaudited)

	Series A Preferred		Common Shares Class A				
	Number of shares	Share amount	Number of shares	Share amount	Additional Paid Capital	Accumulated Deficit	Stockholders' (Deficiency)/ Equity
Opening Balance -							
Year Ended February 28, 2019	-	-	74,786,517	74,787	16,057,213	(16,132,000)	-
Net loss, year ended February 28, 2020							
Balance, February 28, 2020	-	-	74,786,517 $	74,787	16,057,213	(16,132,000)	-
Issuance of Series A preferred for services	1				45,000		45,000
Net loss, year ended February 28, 2021						(318,127)	(318,127)
Balance, February 28, 2021	1	-	74,786,517	74,787	16,102,213	(16,450,127)	(273,127)
Issuance of Common stock			-	-	-		
Forgiveness of Compensation					407,717		407,717
Net loss, year ended February 28, 2022						(179,150)	(179,150)
Balance, February 28, 2022	1	-	74,786,517	74,787	16,509,930	(16,629,277)	(44,560)
Issuance of Common stock			5,000,000	5,000	-		5,000
Net loss, year ended February 29, 2023						(141,985)	(141,985)
Year end balance, February 29, 2023	1	-	79,786,517	79,787	16,509,930	(16,771,262)	(181,545)

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5,000 Issuance of common stock Loan P a yab l e 407,717 Additional paid in capital Procee ds from share issuances 204,433 Net cas h pro v i d e d by financing activ it i es (21,935) I n c rea s e in cas h during the period 22,789 Cash p o siti o n , beginning of period New F rontie r Energy, Inc . Statements of Cash Flows (Unaudited) 4 For the years ended February 28, 2023 February 28, 2022 Cash generated by (used for): Operations: Net loss Increase in operating l ic e nse Accrued expenses Accrued interest Accrued expenses - r e lated party Accured compensation Net cash u s ed in operating a ct i vi ties Investing : Dispos a l /Purchase of real estate Net cash used by financing activities F i nan ci ng : Convertible notes payable - related party Conve r t i b le notes payable, net $ (452,276) $ (141,985) 66,045 11,486 9,137 (9,137) 402,777 (402,777) (40 , 362) (476,368) (250,000) 250,000 (250,000) 250,000 211,784 (211,784) 101,367 3,500 313,151 22,789 Cash Pos it i on , end of period $ 854 $ 22,789

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NEW FRONTIER ENERGY INC. NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED FEBRUARY 28, 2023 (Unaudited) Note 1 - Organization and Description of Business New Frontier Energy, Inc . ("NFEI" or the "Company" or "we" or ·'us") is an independent energy company engaged in the exploration, development, acquisition, and production of natural gas and crude oil . The Company's operations are conducted entirely in the continental United States, principally in the Green River Basin in Colorado and Wyoming and the Denver Julesberg Basin in Colorado . We were originally organized under the laws of the State of Co l orado as Storage Finders . com, Inc . onJanuary 7 , 2000 . In March 2001 , we changed our name to New Frontier Energy, Inc . and commencedoperations in the oil and gas industry through the acquisition of all of the outstanding shares of Skyline Resources, Inc . Skyline was operated as our subsidiary through the close of business on February 28 , 2005 , at which time it was merged into the Company . The Company was reinstated on April 14 , 2021 , and the custodian filed an amendment to the Articlesof Incorporation to raise the auth?rized number of Common shares to 1 , 000 , 000 , 000 and designate the Series A Convertible Preferred Stock (voting and conversion rights 1 for 1 , 000 ) . Ms . Keaveney issued l share of Preferred A stock to Small Cap Compliance, LLC for services paid on behalf oftheCompany . On April 19 , 2021 , Small Cap Compliance, LLC entered into a Stock Purchase Agreement with Elliott Polatoff . As a result, the shares were transferred, and a change of control occurred . Rhonda Keaveney resigned her positions as CEO , Treasurer, Secretary, and Director . And E ll io tt Polatoff wasappointed President, CEO, and Director, Secretary , and Treasurer . On August 3 , 2021 , the company invested $ 100 , 000 in Falcon Point Partners, LLC through operating agreement and became member of the LLC . During the year the company also invested another $150,000 into various real estate partnerships. On January 18 , 2022 , the company entered into a convertible note with Saman Safani . The note was issued at $ 120 , 000 convertible into common shares at $ 0 . 0 I per share . The note has a one year maturity with a 10 % interest rate . The Company has elected February 28 as its year end. Note 2 - Going Concern The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business . The Company has not established any source of revenue to cover its operating costs . These conditions raise substantial doubt about the company's ability to continue as a going concern Company will engage in very limited activities without incurring any liabilities that must be satisfied in cash until a source of funding is secured . The Company will offer noncash consideration and seek equity lines as a means of fi n ancing its operations . If the Company is unable to obtain revenue producing contracts or financing or if the revenue or financing it does obtain is insufficient to cover any operating losses it may incur, it may substantially curtail or terminate its operations or seek other business pportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders . The management of the Company believes that the Company will remain a going concern in the foreseeable future as CEO of the Company has provided $ 200 , 000 to the Company through a promissory note dated July 11 , 2021 . Moreover, on August 3 , 2021 , the company invested $ 100 , 000 in Falcon Point Pa 1 tn ers , LLC through operating agreement and became member of the LLC . The company 5 has also invested $ 150 , 000 in other real estate partnerships .

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Note 3 - Summary of Significant Accounting PoliciesBasis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles ("GAAP") of the United States (See Note 2) regarding the assumption thatthe Company is a "going concern".

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reportingperiod. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.\

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents. The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Income Taxes

The Company accounts for income taxes under ASC 740 "Income Taxes." Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

Basic Earnings (Loss) Per Share

The Company computes basic and diluted earnings per share amounts in accordance with ASC Topic260, Earnings per Share. Basic earnings per share is computed by dividing net income (loss) availableto common shareholders by the weighted average number of common shares outstanding during the reporting period. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resultingin the issuance of common stock that could share in the earnings of the Company.

Fair Value of Financial Instruments

The Company follows FASB Accounting Standards Codification (ASC) 820 "Fair Value Measurements and Disclosures" which defines fair value as the exchange price that would be receivedfor an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the bestinformation available in the circumstances (unobservable inputs). The fair value hierarchy consists ofthree broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

- Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement datefor identical, unrestricted assets or liabilities.

- Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the assetor liability, either directly or indirectly, including quoted prices for similar assets or liabilities inactive markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data bycorrelation or other means.

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- Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of November 30 , 2021 and November 30 , 2020 . The respective carrying val ue of certain on - balance sheet financial instruments approximated their fair values due tothe short - term nature of these instruments . These financial instruments include accounts rece i vable, other current assets, accounts payable, accrued compensation and accrued expenses . The fair value ofthe Company's not es payable is estimated based on current rates that would be available for debt of similar terms which i s not significantly different from its stated va lue . Share Based Expenses ASC 718 "Com pensation - Stock Compensation" prescribes accounting and reporting standardsfor all share - based payment transactions in which employee services are acquired . Transactions include incurring liabilities , or issuing or offering to issue shares, options, and other equity instruments suc h as employee stock ownership plans and stock appreciation rights . Share - based payme nts to employees, including grants of employee stock options, are recognized as compensation expense in th e financial statements based o n their fair values . That expense is recognized over the period during which an employee i s required to provide services in exchangefo r the award, known as the requisite service period (usually the vesting period) . The Company accounts for stock - based compensation issued to non - employees and consult ants in accordance with the provisions of ASC 505 - 50 , "Equity - Based Payments to Non - Employees . " Measuremen t of share - based payment transactions with non - employee s is based on the fair valueofwhichever is more reliably measurable : (a) the goods or services received ; or (b) the equity instruments issued . The fair value of the share - base d payment transaction is determined at the earlier of performance commitment date or performance completio n date . Related Party Transactions The Company follows ASC 850 , Related Pa 1 iy Disclosures, for the identification of re lated parties and disclosure of related party transactions . On July 11 , 2021 , the Company has issued promissory note having principal amount of $ 200 , 000 to Elliott Polatoff , the Company's CEO, that is convertible into the company's common stock at a conversion price of $ 0 . 001 . The note carries a 10 % annual interest rate and matures on July 1 2 , 2022 . On September 14 , 2021 , the Company has issued promissory note having principal amount of $ 20 , 000 to Elliott Polatoff , the Company's CEO, that is convertible into the company's common stock at a convers i o n price of $ 0 . 001 . The note carries a 10 % annual interest rate and matures on September 14 , 2022 . On November 4 , 2021 , the Company has i ssued promissory note hav i ng principal amount of $ 35 , 000 to Elliott Polatoff, the Company's CEO, that is convertible into the company's common stock at a conversion price of $ 0 . 00 I . The note carries a I 0 % annual interest rate and matures on November 4 , 2022 . On November 24 , 2021 , the Company has issued promissory note having principal amount of $ 7 , 500 to Elliott Polatoff, the Company's CEO, that is convertible into the company's common stock at a convers i on price of $ 0 . 001 . The note carries a 10 % annual interest rate and matures on November 24 , 2022 . On January 16 , 2022 Mr . Polatoff resigned as CEO and Director of the Company and sold his interest in the Series A preferred to Richard Edelson who also assumed the role of CEO and Director . Recently Issued Accounting Pronouncements Except for rule s and interpretiv e releases of the SEC under authority of federal securities laws and a limit ed number of grandfathered stan dards , the FASB Account in g Standards Codification Œ ("'ASC")is the sole so urce of authoritative GAAP literature recognized by the FASB and applicable to the Company . We have reviewed the FASB issued Accounting Standards Update ("'ASU") acco unting pronouncements and interpretations thereof that hav e effectiveness dates during the periods reported and in fut ur e p er iods . The Company has carefully considered the new pronouncements that alter previous generally accepted accoun ting principles and doe s not believe that any new or modified principl e s will have a material i mpac t on t he corporation's r e ported financial po s ition or operations inthe near term . The applicability of any standard is subject to the formal review of our financial management and certain standards are under consideration . 7

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Note 4 - Stockholder's Deficit As of February 28 , 2023 the issued and outstanding shares of the Company's common s tock were 79 , 786 , 517 and l share of Series A Conve 1 tible Preferred stock . Effective August 31, 2022, the Company and Elliott Polatoff, a former officer and director of the Company, agreed to rescind all prior real estate - related transactions . In connection with such rescission , a total of $ 604 , 941 of Indebtedness and accrued compensation was cancelled . Note 5 - New Business Plan In September 2022, the Company's Board of Directors adopted a new plan to b usiness , to wit: The Company has entered the oil shale extract ion industry , with its business centered around a technology known as Resonance And Micronization System (R . A . M . S . ) which it has sublicensed , on an exclusive ba sis, from United Energy Corp . , with the consent of the master lic ense holder . Oil Shale Processing Sublicense Agreement In September 2022 , t he Company entered into a Oil Shale Processing Sub l icense Agreement (the "S ublicense Agreement") with United Energy Corp . ("'UNRG"), a related party, with r espect to certain intellectual property useful in the extraction of kerogen, the precursor to crude oil, from oil shal known as the ' ' PulseWa ve Technology . " In consideration of the su blicense obtained pursuant to the Sublicense Agreement, t he Company paid a sub license fee of $ 350 , 000 , as follows : (A) The Company issued a promissory note (the · 'MTL Note'') with a face amount of $175,000 bearing int e rest at 5.5% per annum due May 7, 2023, to Micronizing Tec hn o logies , LLC ("MTL"), the master licen se holder of the PulseWave Technology (in connection therewith, the Company entered into a lo an agreement and a security agreement w i th MTL). The MTL Note is payable in five installments , as follows: Installment Number 1. $35,000 in principal plus accrued interest on or before the earlier of the tenth (10th) da y following completion of raising the first $200,000 portion of the Company's current Regulation A offering or May 7 , 2023; Installment Number 2. $35,000 in principal plus accrued i nterest on or before the earlier of the tenth (10th) day following completion of raising the second $200,000 portion of the C ompany's current Regulation A offering or May 7, 2023; Installment Number 3. $35,000 in princ ip al plus accrued interest on or before the earlier of the tenth (10th) day following comp l etion of raising the t hird $200,000 po rt i on of the Company's current Regulation A offering or May 7 , 2023; Installment Number 4 . $ 35 , 000 in principal plus accrued interest on or before the earlier of t he tenth ( 10 th) day following completion of raising the fourth $ 200 , 000 portion of the Company's current Regulation A offering or May 7 , 2023 ; and Installment Number 5. $35 , 000 in principa l plus accrued interest on or before the ear l ier of the tenth (10th) day following completion of raising the fifth $200,000 port i on of the Company's current Regulation A offering or May 7, 2023. (B) The Company issued 11,666,667 shares of its common stock to UNRG, which sha re s were valued at $.015 per share, the closing sale price of the Com pan y's common stock on August 29 , 2022, as reported by OTCMarkets.com. (C) T he Company is obligated to pay to UNRG an ongoing royalty equal to 10% of the gross revenues of the Company with respect to the gross r eve nues of the Company attributable to the Pulse Wave Technology. Note 6 - Related Party Transactions In September 2022, the Company e ntered int o a one - year sales consulting agreement with a related party, Fabian G. Deneault , pursuant to which the Company is obligated to pay $2,500 per month. &

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In September 2022, the Co mpan y entered into a one - year business consulting agreement with a related party , Brian Guinn, pursuant to which the Company i s obligated to pay $2,500 per month. In September 2022, the Company entered into a one - year com munic ations consulting agreement with a related party, Real Tran s ition Capita l , LLC, pursuant to which the Company is obligated to pay $2,500 per month. In September 2022, the Company entered into a four - month legal representation agreement with a related party , Newlan Law Finn, PLLC, pursuant to which the Company is obligated to pay $2,500 pe r month . In September 2022, the Company entered into a month - to - month executive serv ice s agreeme n t with its Chief Executive Officer, Richard Ede l son , pur suant to which the Compa n y is obligated to pay $2,500 per month . Note 7 - Subsequent Events Effective March 23 , 2023 , the Company entered in t o a Securities Purchase Ag reem e n t ( the "S PA ") w i t h the owners (the "Ca r eO n e Owners") of CareOne, LLC, a Utah limited liability company ("'CareOne") . Purs uant to the SPA, the Company wa s to issue a tota l of 200 , 000 , 000 s h a r es of its common stock to acquire l 00 % of the o utstanding interests i n CareOne . In addition, the SPA grants the CareOne Owners certain r i ghts of rescission , as follows : (I) sho uld OTC Market s Group fail to change the Com p any ' s stat u s from "Shell" to "Shell Risk" or higher designation, the CareO ne owners have the right to rescind the SPA ; (2) should t h e Com pan y ' s common stock be downgraded to the "Ex pert Market" at any time during the twelve m ont h s following the closing of the SPA, the CareOne owners have the r i ght to re sc in d the SPA ; and (3) should the Co m pany fail to have filed a Fonn IO Registration Statement with the SEC prior to July 31 , 2023 , the CareOne owners have the right to re sci nd the SPA . The closing of t h e SPA occurred on March 24 , 2023 . 9

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